UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 27, 2015

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                         20-8610073

(Commission File Number)                       (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

Dallas, TX                                                          75287

(Address of principal executive offices)                         (Zip Code)

(800) 378-2297

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2015, Ian Wolfman submitted his resignation as a member of the Board of Directors of the Company.  Mr. Wolfman served as a member of the Company’s Audit Committee and its Compensation Committee.  In connection with Mr. Wolfman’s resignation, the Company agreed to amend Mr. Wolfman’s outstanding options to accelerate the vesting to full vested and to extend the termination date of such options until December 31, 2017. There were no disagreements between the Company and Mr. Wolfman on any matters relating to our operations, policies or practices which led to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  March 30, 2015

By: /s/ Andrew Levi

       Andrew Levi

       Chief Executive Officer

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